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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-89529, 333-89533, 333-93717 and 333-93715) of
our report dated April 22, 1999, except for the information in Notes 11 and 12 as to which the date is February 17, 2000 relating to the financial statements, which appears in this Current Report on Form 8-K for the year ended January 30, 1999.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Columbus, Ohio
April 6, 2000




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